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                                                                  EXHIBIT 10(bc)

                          SIXTH AMENDMENT TO AMENDED
                           AND RESTATED LOAN AGREEMENT
                           ---------------------------

     This Amendment dated as of August 19, 1996, between Defiance, Inc., a Delaware corporation, ("Company"), and Comerica Bank, a Michigan banking corporation, successor in interest by reason of merger to Manufacturers Bank, N.A. ("Bank").

     RECITALS:

     A. Company and Bank entered into a Second Amended and Restated Loan Agreement dated July 29, 1994, which was amended by a First Amendment to Amended and Restated Loan Agreement dated May 31, 1995, a Second Amendment to Amended and Restated Loan Agreement dated as of August 2, 1995, a Third Amendment to Amended and Restated Loan Agreement dated October 25, 1995, a Fourth Amendment to Amended and Restated Loan Agreement dated December 31, 1995 and a Fifth Amendment to Amended and Restated Loan Agreement dated June 30, 1996 ("Agreement").

     B.   Company and Bank desire further to amend the Agreement.

     NOW, THEREFORE, the parties agree as follows:

     1. The definition of "Revolving Credit Maturity Date" set forth in Section 1 of the Agreement is amended to read in its entirety as follows:

          "`Revolving Credit Maturity Date' shall mean October
     1, 1998."

     2. Section 9.12 of the Agreement is amended to read in its entirety as follows:.

          "9.12     Maintain at all times a Consolidated
     Current Ratio of not less than the following amounts during the periods specified below:

     June 30, 1996 through June 29, 1997          1.2 to 1.0
     June 30, 1997 and thereafter                 1.4 to 1.0"

     3. Section 9.15 of the Agreement is amended to read in its entirety as follows:

          "9.15     Maintain at all times a Consolidated
     Tangible Net Worth of not less than the following amounts

     during the periods specified below:

     June 30, 1996 through December 30, 1996      $28,000,000
     December 31, 1996 through June 29, 1997      $30,000,000
     June 30, 1997 and thereafter                 $32,000,000"

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     4.   Exhibit "E" to the Agreement is hereby deleted and attached Exhibit
"E" is substituted thereafter.

     5. The above amendment shall be effective upon execution hereof by Company and Bank, delivery by Company to Bank of an executed Note in the form of attached Exhibit "E" and execution of the Acknowledgment below by each of the Guarantors (as defined in the Agreement).

     6. Company hereby represents and warrants that, after giving effect to the amendment contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Company's corporate powers, have been duly authorized, are not in contravention of law or the terms of Company's Certificate of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority, and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of Company set forth in Sections 8.1 through 8.5 and 8.7 through 8.14 of the Agreement are true and correct on and as of the date hereof with the same force and effect as made on and as of the date hereof; (c) the continuing representations and warranties of Company set forth in Section 8.6 of the Agreement are true and correct as of the date hereof with respect to the most recent financial statements furnished to the Bank by Company in accordance with Section 9.1 of the Agreement; and (d) no event of default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an event of default under the Agreement, has occurred and is continuing as of the date hereof.

     7. Except as expressly modified hereby all of the terms and conditions of the Agreement remain in full force and effect.

     WITNESS the due execution hereof on the day and year first written above.

COMERICA BANK                      DEFIANCE, INC.

By: /s/ Timothy C. Griffin         By: /s/ Michael J. Meier
   -------------------------          ----------------------------------
Its: Vice President                Its: VP Finance, CFO, Sec.-Treas.
    ------------------------           ---------------------------------


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                                Acknowledgement
                                ---------------

     The undersigned guarantors acknowledge and consent to the foregoing Amendment and waiver and ratify and confirm their respective obligations under the Guaranty Agreements dated February 5, 1993, which Guaranty Agreements remain in full force and effect.

DEFIANCE TESTING & ENGINEERING           DEFIANCE PRECISION PRODUCTS,
SERVICES, INC., F/K/A SMTC               INC.
CORPORATION

By: /s/ Michael J. Meier                 By: /s/ Michael J. Meier
   -----------------------------------      -----------------------------------
Its: Sec.-Treas.                         Its: Sec.-Treas.
    ----------------------------------       ----------------------------------

DRAFTLINE ENGINEERING COMPANY            HY-FORM PRODUCTS, INC.

By: /s/ Michael J. Meier                 By: /s/ Michael J. Meier
   -----------------------------------      -----------------------------------
Its: Sec.-Treas.                         Its: Sec.-Treas.
    ----------------------------------       ----------------------------------


BINDERLINE DEVELOPMENT, INC.

By: /s/ Michael J. Meier
   -----------------------------------
Its: Sec.-Treas.
    ----------------------------------



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                                  EXHIBIT "E"

                             REVOLVING CREDIT NOTE
                             ---------------------

                                                               Detroit, Michigan
$6,000,000                                                       August 19, 1996


     On or before October 1, 1998 FOR VALUE RECEIVED, Defiance, Inc., a Delaware corporation (herein called "Company") promises to pay to the order of COMERICA BANK, a Michigan banking corporation (herein called "Bank") at its Main Office at 500 Woodward Avenue, Detroit, Michigan, in lawful money of the United States of America the indebtedness or so much of the sum of Six Million Dollars ($6,000,000) as may from time to time have been advanced and then be outstanding hereunder pursuant to the Second Amended and Restated Loan Agreement dated as of July 29, 1994, made by and between Company and Bank (as amended, herein called "Agreement"), together with interest thereon as hereinafter set forth.

     Each of the Advances hereunder shall bear interest at the Applicable Interest Rate from time to time applicable thereto under the Agreement or as otherwise determined thereunder, and interest shall be computed, assessed and payable as set forth in the Agreement.

     This Note is a note under which advances, repayments and readvances may be made from time to time, subject to the terms and conditions of the Agreement. This Note evidences borrowing under, is subject to, is secured in accordance with, and may be matured under, the terms of the Agreement, to which reference is hereby made. As additional security for this Note, Company grants Bank a lien on all property and assets including deposits and other credits of the Company, at any time in possession or control of or owing by Bank for any purpose.

     Company hereby waives presentment for payment, demand, protest and notice of dishonor and nonpayment of this Note and agrees that no obligation hereunder shall be discharged by reason of any extension, indulgence, release, or forbearance granted by any holder of this Note to any party now or hereafter liable hereon or any present or subsequent owner of any property, real or personal, which is now or hereafter security for this Note. Any transferees of, or endorser, guarantor or surety paying this Note in full shall succeed to all rights of Bank, and Bank shall be under no further responsibility for the exercise thereof or the loan evidenced hereby. Nothing herein shall limit any right granted Bank by other instrument or by law.

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     This Note is replacement for and extension of a Revolving Credit Note dated
October 25, 1995 in the principal amount of $8,000,000 by Company payable to Bank.

     All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

                                   DEFIANCE, INC.

                                   By:
                                      -----------------------------------
                                   Its:
                                       ----------------------------------

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